UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 10, 2026
Vistagen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54014	20-5093315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
343 Allerton Ave.
South San Francisco, California 94080
(Address of principal executive offices)
(650) 577-3600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VTGN	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 10, 2026, Vistagen Therapeutics, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). At the 2026 Annual Meeting, as set forth below, the Company’s stockholders: (i) elected each of the four director nominees to the Company’s Board of Directors (the “Board”); (ii) approved, on an advisory basis, the compensation paid to the Company’s named executive officers; and (iii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 31, 2027.

The matters voted upon at the 2026 Annual Meeting and the results of the voting by the Company’s stockholders are as follows:

Proposal No. 1 – Election of Directors

	For	Withheld
Jon S. Saxe, J.D., LL.M. Chair and Independent Director	7,354,923	1,141,965
Ann M. Cunningham, MBA Independent Director	4,664,450	3,832,438
Douglas J. Williamson, M.D. Independent Director	7,382,907	1,113,981
Shawn K. Singh, J.D. President, Chief Executive Officer and Director	4,971,180	3,525,708

Members of the Board are elected by a plurality of the votes cast. Accordingly, each of the director nominees named above was elected to serve on the Board until the Company’s 2027 Annual Meeting of Stockholders, or until her or his successor is elected and qualified.

Proposal No. 2 – Non-Binding Advisory Vote to Approve Executive Compensation (Say-on-Pay Proposal)

	For	Against	Abstain
Votes	6,625,045	1,142,430	729,413

The vote required to approve the non-binding advisory vote on executive compensation paid to the Company’s named executive officers was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as reported in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 31, 2026.

Proposal No. 3 – Ratification of Appointment of Independent Auditors

	For	Against	Abstain
Votes	22,495,649	680,897	685,683

The vote required to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 31, 2027 was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 31, 2027.

For more information about each of the foregoing proposals, please review the Company’s definitive proxy statement, filed with the SEC on July 31, 2026.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits Index

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistagen Therapeutics, Inc.

Date: September 10, 2026	By:	/s/ Shawn K. Singh
Shawn K. Singh President and Chief Executive Officer